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                                                                 EXHIBIT 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 23, 1996 included in The Brooklyn Union Gas Company's Form 10-K for year ended September 30, 1996 and to all references to our Firm included in this registration statement.


                                                   ARTHUR ANDERSEN LLP


New York, New York
June 28, 1997